Income Taxes - Provision for income taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Reconciliation of the statutory federal income tax with the provision for income taxes
Loss before income taxes	$ (17,438,519)	$ (2,746,021)
Income tax benefit at U.S. Federal statutory rate	(3,662,089)	(576,664)
Permanent items	211,193	95,081
Change in valuation allowance	4,121,884	572,404
State income taxes, net of U.S. Federal income tax benefit	(661,802)	$ (90,821)
Income tax provision	$ 9,186